CNX Resources Corporation Announces Agreement to Purchase Noble Energy’s 50% Membership Interest in
CONE Gathering LLC for $305 Million in Cash

PITTSBURGH, December 15, 2017 /PRNewswire/ -- CNX Resources Corporation (NYSE: CNX) (“CNX”) announced that it has entered into an agreement to purchase Noble Energy, Inc.’s (NYSE: NBL) (“Noble”) 50% membership interest in CONE Gathering LLC (“CONE Gathering”) for $305 million in cash and the mutual release of all outstanding claims. CONE Gathering holds all of the interests in CONE Midstream GP, LLC, which in turn holds the general partnership interest in CONE Midstream Partners, LP (NYSE: CNNX) (“CONE”) and all of the incentive distribution rights in CONE. As a result of this transaction, CNX will own 100% of CONE Gathering, making CONE a single-sponsor master limited partnership.
“This transaction is expected to create significant value for both CNX and CONE,” commented Nicholas J. DeIuliis, president and CEO. “As the single sponsor of CONE, CNX will benefit from increased flexibility with respect to the scope and timing of midstream development, which will enhance the value of existing development and create future opportunities such as future dropdowns and gathering more CNX volumes including dry Utica.”
Completion of the Purchase Agreement is subject to customary closing conditions. The closing of the Purchase Agreement is not subject to a financing condition and is expected to close in the first quarter of 2018.
About CNX Resources
CNX Resources Corporation is one of the largest independent natural gas exploration, development and production companies, with operations centered in the major shale formations of the Appalachian basin. The company deploys an organic growth strategy focused on responsibly developing its resource base. As of December 31, 2016, CNX had 6.3 trillion cubic feet equivalent of proved natural gas reserves. The company is a member of the Standard & Poor's Midcap 400 Index. Additional information may be found at www.cnx.com.

Important Information about Company Names and Stock Trading Symbols
Effective November 28, 2017, the company known as CONSOL Energy Inc. (NYSE: CNX) separated its gas business (GasCo or RemainCo) and its coal business (CoalCo or SpinCo) into two independent, publicly traded companies by means of a separation of CoalCo from RemainCo.

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The gas business has been named CNX Resources Corporation (RemainCo, GasCo or CNX) and will continue to be listed on the New York Stock Exchange (NYSE), retaining the ticker symbol "CNX". Information regarding CNX and its natural gas business will be available at www.cnx.com.

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The coal business has been named CONSOL Energy Inc. (SpinCo, CoalCo or CONSOL) and will be listed on the NYSE under a new ticker symbol: "CEIX". CoalCo will own, operate and develop all of the company's coal assets, including its interest in the Pennsylvania Mining Complex, the Baltimore Marine Terminal, and approximately one billion tons of greenfield coal reserves. Information regarding the new CONSOL Energy and its coal business will be available at www.consolenergy.com.

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The master limited partnership that was named CNX Coal Resources LP (NYSE: CNXC) has changed its name to CONSOL Coal Resources LP and will trade on the NYSE under a new ticker symbol: "CCR". CoalCo owns 100% of the general partner of CONSOL Coal Resources LP (representing a 1.7% general partner interest), as well as all of the incentive distribution rights and the common and subordinated interests in CNX Coal Resources LP that were owned by CONSOL Energy Inc. prior to the spin-off. Information regarding CONSOL Coal Resources LP will be available at www.ccrlp.com

Cautionary Statements
We are including the following cautionary statement in this press release to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of us. With the exception of historical matters, the matters discussed in this press release are forward-looking statements (as defined in 21E of the Securities Exchange Act of 1934 (the "Exchange Act") that involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. When we use the words

"believe," "intend," "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," "will," or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release; we disclaim any obligation to update these statements. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the following: the impact of the separation of the natural gas exploration and production company from the coal company on our business; the expected tax treatment of the separation; competitive responses to the separation; deterioration in economic conditions in any of the industries in which our customers operate may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; prices for natural gas and natural gas liquids are volatile and can fluctuate widely based upon a number of factors beyond our control including oversupply relative to the demand available for our products, weather and the price and availability of alternative fuels; an extended decline in the prices we receive for our natural gas and natural gas liquids affecting our operating results and cash flows; foreign currency fluctuations could adversely affect the competitiveness of our natural gas liquids abroad; our reliance on major customers; our inability to collect payments from customers if their creditworthiness declines or if they fail to honor their contracts; the disruption of gathering, processing and transportation facilities and other systems that deliver our natural gas and natural gas liquids to market; a loss of our competitive position because of the competitive nature of the natural gas industry or a loss of our competitive position because of overcapacity in this industry impairing our profitability; the impact of potential, as well as any adopted environmental regulations including any relating to greenhouse gas emissions on our operating costs as well as on the market for natural gas and for our securities; the risks inherent in natural gas operations, including our reliance upon third party contractors, being subject to unexpected disruptions, including geological conditions, equipment failure, timing of completion of significant construction or repair of equipment, fires, explosions, accidents and weather conditions that could impact financial results; decreases in the availability of, or increases in, the price of commodities or capital equipment used in our natural gas operations; obtaining and renewing governmental permits and approvals for our natural gas; the effects of government regulation on the discharge into the water or air, and the disposal and clean-up of, hazardous substances and wastes generated during our natural gas operations; our ability to find adequate water sources for our use in natural gas drilling, or our ability to dispose of water used or removed from strata in connection with our gas operations at a reasonable cost and within applicable environmental rules; the effects of stringent federal and state employee health and safety regulations, including the ability of regulators to shut down our operations; the potential for liabilities arising from environmental contamination or alleged environmental contamination in connection with our past or current gas operations; the effects gas well closing and certain other liabilities; uncertainties in estimating our economically recoverable natural gas and oil reserves; defects may exist in our chain of title and we may incur additional costs associated with perfecting title for natural gas rights on some of our properties or failing to acquire these additional rights may result in a reduction of our estimated reserves; the outcomes of various legal proceedings, including those which are more fully described in our reports filed under the Exchange Act; exposure to employee-related long-term liabilities; acquisitions and divestitures we anticipate may not occur or produce anticipated benefits; our participation in joint ventures may restrict our operational and corporate flexibility, and actions taken by a joint venture partner may impact our financial position and operational results; risks associated with our debt; replacing our natural gas and oil reserves, which if not replaced, will cause our natural gas and oil reserves and production to decline; declines in our borrowing base could occur for a variety of reasons, including lower natural gas or oil prices, declines in natural gas and oil proved reserves, and lending regulations requirements or regulations; our hedging activities may prevent us from benefiting from near-term price increases and may expose us to other risks; changes in federal or state income tax laws, particularly in the area of percentage depletion and intangible drilling costs, could cause our financial position and profitability to deteriorate; failure to appropriately allocate capital and other resources among our strategic opportunities may adversely affect our financial condition; failure by CONSOL Energy to satisfy liabilities it acquired from us in connection with the separation, or failure to perform its obligations under various arrangements, which we guaranteed, could materially or adversely affect our results of operations, financial position, and cash flows; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; operating in a single geographic area; with respect to the termination of the joint venture with Noble - disruption to our business, including customer and supplier relationships resulting from this transaction, and the impact of the transaction on our future operating and financial results and liquidity. Additional factors are described in detail under the captions "Forward Looking Statements" and "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2016 filed with the SEC, as supplemented by our quarterly reports on Form 10-Q.
Contacts:
Investor: Tyler Lewis at (724) 485-3157
Media:    Brian Aiello at (724) 485-3078